UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

AEROVATE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40544	83-1377888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Winter Street Suite M-500
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (617) 443-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVTE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

As previously disclosed, on October 30, 2024, Aerovate Therapeutics, Inc., a Delaware corporation (“Aerovate” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Aerovate, Caribbean Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Aerovate (“Merger Sub I”), Caribbean Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Aerovate (“Merger Sub II” and together with Merger Sub I, “Merger Subs”), and Jade Biosciences, Inc., a Delaware corporation (“Jade”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, among other things, Merger Sub I will merge with and into Jade, with Jade surviving the merger as the surviving corporation (the “First Merger”), and as part of the same overall transaction, Jade will merge with and into Merger Sub II, with Merger Sub II continuing as a wholly owned subsidiary of Aerovate and the surviving corporation of the merger (the “Second Merger” and together with the First Merger, the “Merger”).

Item 5.07	Submission of Matters to a Vote of Security Holders

In connection with the Merger, Aerovate held a special meeting in lieu of the annual meeting of Aerovate stockholders on April 16, 2025 (the “Special Meeting”), at which the Company’s stockholders voted on the proposals set forth below relating to the Merger Agreement. The proposals are described in detail in the Company’s definitive proxy statement/prospectus filed on Form S-4 with the Securities and Exchange Commission (the “SEC”), most recently amended on March 24, 2025 and declared effective on March 25, 2025 (as amended, the “Proxy Statement”) and first mailed to the Company’s stockholders on March 25, 2025. The final voting results regarding each proposal are set forth below. There were 28,985,019 shares of the Company’s common stock outstanding and entitled to vote on March 14, 2025, the record date for the Special Meeting, and 26,436,555 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1: To approve the issuance of shares of Aerovate common stock (including the shares of Aerovate common stock issuable upon conversion of the Aerovate Series A Non-Voting Convertible Preferred Stock and exercise of the Aerovate pre-funded warrants) to stockholders of Jade pursuant to the terms of the Merger Agreement, which will (i) represent more than 20% of the shares of Aerovate common stock outstanding immediately prior to the Merger under Nasdaq Listing Rule 5635(a), and (ii) result in a change of control under Nasdaq Listing Rule 5635(b).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
23,857,840	8,006	71,126	2,499,583

Proposal No. 2: To approve an amendment to the amended and restated certificate of incorporation of Aerovate (the “Aerovate Charter”) to effect a reverse stock split of Aerovate’s issued and outstanding common stock at a ratio determined by Aerovate’s board of directors and agreed to by Jade, of one new share of Aerovate common stock for every 20 to 120 shares (or any number in between) of outstanding Aerovate common stock in the form attached as Annex B to the Proxy Statement (the “Reverse Stock Split Proposal”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
26,387,235	44,496	4,824	0

Proposal No. 3: To approve an amendment to the Aerovate Charter to increase the number of shares of Aerovate common stock that Aerovate is authorized to issue from 150,000,000 to 300,000,000 in the form attached as Annex C to the Proxy Statement.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
26,374,108	56,920	5,527	0

Proposal No. 4: To approve the redomestication of Aerovate from the State of Delaware to the State of Nevada by conversion.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
21,232,151	2,699,714	5,107	2,499,583

Proposal No. 5: To approve the Jade Biosciences, Inc. 2025 Stock Incentive Plan.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
16,417,145	7,513,710	6,117	2,499,583

Proposal No. 6: To approve the Jade Biosciences, Inc. 2025 Employee Stock Purchase Plan.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
22,004,391	1,926,464	6,117	2,499,583

Proposal No. 7: To elect the three Class I directors, Mark Iwicki, Timothy P. Noyes, and Donald J. Santel, to Aerovate’s board of directors and to hold office until Aerovate’s 2028 annual meeting of stockholders and until their successor has been duly elected and qualified, or until earlier death, resignation or removal; provided that if the Merger is consummated, the approval of Proposal No. 7 will only have an effect until completion of the Merger because the composition of the board of directors will be reconstituted upon completion of the Merger, in accordance with the Merger Agreement.

Each Class I director was elected by the requisite vote of the Company’s stockholders.

	For	Withheld	Broker Non-Votes
Mark Iwicki	17,036,605	6,900,367	2,499,583
Timothy P. Noyes	23,902,335	34,637	2,499,583
Donald J. Santel	18,022,726	5,914,246	2,499,583

Proposal No. 8: To ratify the appointment of KPMG LLP as Aerovate’s independent registered public accounting firm for fiscal year ending December 31, 2025; provided that PricewaterhouseCoopers LLP is expected to be appointed for that fiscal year if the Merger is completed.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
26,418,033	13,490	5,032	0

Proposal No. 9: To approve of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, Proposal No. 2 and Proposal No. 3.

At the Special Meeting, (i) Proposal No. 1 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Aerovate common stock at the Special Meeting, (ii) Proposal No. 2 was approved by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Aerovate common stock entitled to vote, (iii) Proposal No. 3 was approved by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Aerovate common stock entitled to vote, (iv) Proposal No. 4 was approved by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Aerovate common stock entitled to vote, (v) Proposal No. 5 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Aerovate common stock at the Special Meeting, (vi) Proposal No. 6 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Aerovate common stock at the Special Meeting, (vii) the Class I director nominees under Proposal No. 7 were elected by the affirmative vote of a plurality of the votes properly cast by the holders of Aerovate common stock, and (viii) Proposal No. 8 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Aerovate common stock at the Special Meeting. As there were sufficient votes to approve Proposal No. 1, Proposal No. 2 and Proposal No. 3 at the time of the Special Meeting, Proposal No. 9 was not presented to stockholders.

Item 7.01	Regulation FD Disclosure

On April 21, 2025, Aerovate issued a press release titled “Aerovate Therapeutics Stockholders Approve Proposed Merger with Jade Biosciences and All Related Proposals.” A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

At the Special Meeting on April 16, 2025, Aerovate’s stockholders approved the Reverse Stock Split Proposal. Following this approval, Aerovate’s board of directors approved the reverse stock split of Aerovate’s issued and outstanding common stock at a final ratio, agreed to by Jade, of 1-for-35 shares of Aerovate common stock (the “Reverse Stock Split”).

Prior to the closing of the Merger, Aerovate will file a certificate of amendment to the Aerovate Charter with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. Upon the effectiveness of such amendment (the “Reverse Stock Split Effective Time”), each 35 shares of Aerovate common stock outstanding immediately prior to the Reverse Stock Split Effective Time will be combined and reclassified, automatically and without any action on the part of Aerovate or its stockholders, into one new share of Aerovate common stock. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to a cash payment in lieu thereof at a price equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price of the Company’s common stock on Nasdaq on the date of the filing of the amendment to the Aerovate Charter effecting the Reverse Stock Split.

The Reverse Stock Split is expected to reduce the number of Aerovate’s outstanding common stock from approximately 30.0 million shares to approximately 0.8 million shares of common stock. The number of shares of Aerovate’s authorized common stock will not be affected by the Reverse Stock Split. At the Special Meeting, Aerovate’s stockholders approved an increase in the number of shares of Aerovate’s authorized common stock from 150,000,000 to 300,000,000 shares in connection with closing of the Merger. The par value per share of the common stock will remain unchanged.

In addition, effective as of the Reverse Stock Split Effective Time and as a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise, vesting or settlement of all outstanding options to purchase shares of Aerovate common stock, and the number of shares reserved for issuance pursuant to Aerovate’s existing equity incentive and employee stock purchase plans will be reduced proportionately based on the Reverse Stock Split.

Following the Reverse Stock Split Effective Time and consummation of the Merger, the combined company’s common stock is expected to commence trading on a split-adjusted, post-Merger basis on Nasdaq under the name “Jade Biosciences, Inc.” and ticker symbol “JBIO” at the open of trading on April 29, 2025, at which time the common stock will be represented by a new CUSIP number (008064206) and ISIN Number (US0080642061).

The previously announced special cash dividend (the “Cash Dividend”) will not be affected by the Reverse Stock Split. An aggregate Cash Dividend of $69.6 million, or an estimated $2.40 per share, will be payable in cash to Aerovate’s stockholders of record as of April 25, 2025 based on their holdings as of that date prior to the Reverse Stock Split. The estimated per share dividend is based on 28,985,019 shares of Aerovate’s common stock outstanding as of April 18, 2025.

Following the closing of the Merger, Jade Biosciences’ total issued and outstanding common stock is expected to be approximately 32.2 million shares, or approximately 60.6 million shares on a fully-diluted basis.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Aerovate Therapeutics, Inc. on April 21, 2025, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, concerning Aerovate, Jade, the proposed pre-closing financing and the proposed merger between Aerovate and Jade (collectively, the “Proposed Transactions”) and other matters. These forward-looking statements include, but are not limited to: Aerovate’s payment of the Cash Dividend in connection with the Proposed Transactions, including anticipated amount and timing; expectations related to anticipated timing of the closing of the Merger and satisfaction (or waiver) of closing conditions under the Merger Agreement; the combined company’s listing on Nasdaq after the closing of the proposed Merger; the number of shares of Aerovate common stock that may be outstanding as a result of the Reverse Stock Split; expectations regarding the ownership structure of the combined company; and the expected executive officers and directors of the combined company. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Aerovate, Jade, the Proposed Transactions, the Cash Dividend or the Reverse Stock Split will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Aerovate’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing or consummation of the Proposed Transactions are not satisfied; the risk that the proposed pre-closing financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of Aerovate and Jade to consummate the transactions contemplated by the Proposed Transactions; risks related to Aerovate’s continued listing on Nasdaq until closing of the Proposed Transactions and the combined company’s ability to remain listed following the Proposed Transactions; risks related to Aerovate’s and Jade’s ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transactions, as applicable, as well as uncertainties regarding the impact any delay in the closing of any of the Proposed Transactions would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the business combination between Aerovate and Jade; costs related to the merger; as a result of adjustments to the exchange ratio, Jade stockholders and Aerovate stockholders could own more or less of the combined company than is currently anticipated; the outcome of any legal proceedings that may be instituted against Aerovate, Jade or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; unexpected costs, charges or expenses resulting from the Proposed Transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transactions; the risk that Aerovate stockholders receive more or less of the Cash Dividend than is currently anticipated; and those uncertainties and factors more fully described in filings with the SEC, including reports filed on Form 10-K, 10-Q and 8-K, in other filings that Aerovate makes and will make with the SEC in connection with the proposed Merger, including the proxy statement/prospectus on Form S-4 filed by Aerovate with the SEC on March 24, 2025, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Aerovate from time to time, any risk factors related to Aerovate or Jade made available to you in connection with the Proposed Transactions, as well as risk factors associated with companies, such as Jade, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of Aerovate’s or Jade’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Aerovate nor Jade undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Aerovate or Jade.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K IS TRUTHFUL OR COMPLETE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aerovate Therapeutics, Inc.

Date: April 21, 2025	By:	/s/ George A. Eldridge
George A. Eldridge
Chief Financial Officer